UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                        Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Whitestone REIT (“Whitestone”)

(Name of Registrant as Specified in its Charter)

KBS SOR Properties LLC

KBS SOR (BVI) Holdings, Ltd.

KBS Strategic Opportunity Limited Partnership

KBS Strategic Opportunity REIT, Inc.

KBS Capital Advisors LLC

Keith D. Hall

Peter McMillan III

Kenneth H. Fearn, Jr.

David E. Snyder

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Strategic Opportunity REIT SHAREHOLDER INFORMATION > HOW TO VOTE » CONTACT »Whitestone REIT’s Annual Stockholder Meeting is Scheduled for May 17, 2018 How to Place your Proxy Vote Copyright © 2018 KBS Strategic Opportunity REIT, Inc. | Terms and Conditions »

Strategic Opportunity REIT HOME* SHAREHOLDER INFORMATION » HOW TO VOTE » CONTACT » Shareholder Information SEC Filings KBS - Whitestone Reit DFAN14A 2018-01-08 » KBS - Whitestone REIT Definitive Proxy Statement» Copyright © 2018 KBS Strategic Opportunity REIT, Inc. | Terms and Conditions »

KBS Strategic Opportunity REIT
Home SHAREHOLDER INFORMATION HOW TO VOTE CONTACT
Voting Instructions for KBS Proxy Solicitation
Copyright 2018 KBS strategic opportunity REIT INC. Terms and conditions
For the 2018 Annual Meeting of Whitestone REIT
Beneficial Shareholders Vote Here
(If your shares are held through a broker or bank)
You will need the unique 12-digit control number located next to the arrow on the right-hand side of your BLUE voting instruction form
VOTE >>
Registered Shareholders Vote Here
(If your shares are held in book entry form at the transfer agent)
You will need the unique 8-digit control number located on the bottom right hand side of your BLUE proxy card.
VOTE>>
All electronic voting must be completed by 11:59p.m.,
Eastern Daylight Time on May 16, 2018
You may also vote by signing and returning your BLUE proxy card or voting instruction form
Question?
Contact:
MORROW SODALI LLC
800.662.5200 or 203.658.9400
KBS@morrowsodali.com

Strategic Opportunity REIT HOME* SHAREHOLDER INFORMATION » HOW TO VOTE » CONTACT »Contact Us Questions?
MORROW SODALI LLC 800.662.5200 or 203.658.9400 email: KBS@morrowsodali.com
Copyright © 2018 KBS Strategic Opportunity REIT, Inc. | Terms and Conditions »

KBS Strategic Opportunity REILT
Home SHAREHOLDER INFORMATION HOW TO VOTE CONTACT
Terms and Conditions
Copyright 2018 KBS Strategic Opportunity REIT, Inc. Terms and Conditions
The statement and/or information contained in the materials on this website (the “Website”) are for informational, personal, non-commercial, and lawful purposes only. Your access to and use of the Website is subject to and governed by these Terms and Conditions. By accessing the Website, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws.
The statement and/or information contained in the material on the Website do not have regard to the specific investment objective, financial situation, suitability, or the particular need of any specific person who may access this Website, and should not be taken as advice on the merits of any investment decision. This Website is not an offer to sell or the solicitation of an offer to buy interests in a fund managed by and/or affiliated with KBS Strategic Opportunity REIT, Inc. and its affiliates (collectively, “KBS”). The views expressed in the statements or information contained in the materials on the Website represent the opinions of KBS, and are based on publicly available information with respect to Whitestone REIT (“Whitestone”). Certain financial information and data contained in the materials on the Website have been derived or obtained from public filings, including filings made by Whitestone with the Securities and Exchange Commission (“SEC”), and other sources.
KBS has not sought or obtained consent from any third party to use any statements or information contained in the materials on the Website as having been obtained or derived from statements made or published by third parties. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or from any third party, are accurate. No agreement, arrangement, commitment or understanding exists or shall be deemed to exist between or among KBS and any third party or parties by virtue of furnishing information contained in the materials on this Website.
Neither the KBS, its trustee nominees, affiliates and advisors, nor their respective directors, officers, employees, shareholders, members, partners, managers or advisers (the “KBS Parties”), shall be responsible to or have any liability to any person in relation to the statements or information contained in the materials on the Website in any jurisdiction. The KBS Parties shall not be responsible for or have any liability for any misinformation, errors or omissions contained in any SEC filing, any third party report or this Website. The estimates, projections and opinions set forth herein are based on assumptions which KBS believes to be reasonable, but there can be no assurance or guarantee that actual results or performance of Whitestone will not differ, and such difference may be material. This Website does not recommend the purchase or sale of any security.
KBS reserves the right to change any of its opinions expressed in the statements or information contained in the materials on the Website at any time as it deems appropriate. KBS disclaims any obligation to update the statements or information contained in the materials on the Website. Under no circumstances are the statements or information contained in the materials on the Website to be used or considered as an offer to sell or a solicitation of an offer to buy any security.
The statements and/or information contained in the materials on the Website do not have regard to the specific investment objective, financial situation, suitability, or the particular need of any specific person who may access this Website, and should not be taken as advice on the merits of any investment decision. This Website is not an offer to sell or the solicitation of an offer to buy interests in a fund managed by and/or affiliated with KBS Strategic Opportunity REIT, Inc. and its affiliates (collectively, “KBS”). The views expressed in the statements or information contained in the materials on the Website represent the opinions of KBS, and are based on publicly available information with respect to Whitestone REIT (“Whitestone”). Certain financial information and data contained in the materials on the Website have been derived or obtained from public filings, including filings made by Whitestone with the Securities and Exchange Commission (“SEC”), and other sources.
KBS has not sought or obtained consent from any third party to use any statements or information contained in the materials on the Website as having been obtained or derived from statements made or published by third parties. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or from any third party, are accurate. No agreement, arrangement, commitment or understanding exists or shall be deemed to exist between or among KBS and any third party or parties by virtue of furnishing information contained in the materials on this Website.
Neither the KBS, its trustee nominees, affiliates and advisors, nor their respective directors, officers, employees, shareholders, members, partners, managers or advisers (the “KBS Parties”), shall be responsible to or have any liability to any person in relation to the statements or information contained in the materials on the Website in any jurisdiction. The KBS Parties shall not be responsible for or have any liability for any misinformation, errors or omissions contained in any SEC filing, any third party report or this Website. The estimates, projections and opinions set forth herein are based on assumptions which KBS believes to be reasonable, but there can be no assurance or guarantee that actual results or performance of Whitestone will not differ, and such difference may be material. This Website does not recommend the purchase or sale of any security.
KBS reserves the right to change any of its opinions expressed in the statements or information contained in the materials on the Website at any time as it deems appropriate. KBS disclaims any obligation to update the statements or information contained in the materials on the Website. Under no circumstances are the statements or information contained in the materials on the Website to be used or considered as an offer to sell or a solicitation of an offer to buy any security.

YOU EXPRESSLY ACKNOWLEDGE THAT ACCESS AND/OR USE OF THE WEBSITE IS AT YOUR SOLE RISK. NONE OF THE KBS PARTIES WARRANTS THAT THE WEBSITE WILL BE UNINTERRUPTED OR ERROR-FREE, NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE WEBSITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION OR SERVICE PROVIDED THROUGH THE WEBSITE. THE WEBSITE IS PROVIDED ON AN “AS IS” BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTIES RELATING TO ANY ASSOCIATED HARDWARE OR SOFTWARE, INCLUDING THE CONTENT OR OPERATIONS OF THE WEBSITE OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THESE TERMS AND CONDITIONS.
THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT THE KBS PARTIES ARE NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.
IN NO EVENT WILL THE KBS PARTIES OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE WEBSITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE WEBSITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE WEBSITE.
IN ADDITION TO THE TERMS SET FORTH ABOVE, NONE OF THE KBS PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE WEBSITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF THE KBS PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THE TERMS AND CONDITIONS OR THE USE OF OR INABILITY TO USE THE WEBSITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100). SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU.
SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, the KBS Parties’ liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.
Artwork, images, names, and likenesses displayed on the Website are either the property of, used with permission by, or made fair use of by, KBS. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Website or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.
The trademarks, service marks, logos, and other indicia, including of KBS (collectively the “Trademarks”), which appear on the Website are registered and unregistered trademarks of KBS and others. Nothing contained on the Website should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of KBS or such third party as may be appropriate. All rights are expressly reserved and retained by KBS. Your misuse of any of the Trademarks displayed on the Website, or any other content on the Website, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that KBS considers its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.
THIS WEBSITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO WHITESTONE, INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH KBS (“THIRD PARTY CONTENT”). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE WEBSITE. KBS HAS NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO SHAREHOLDERS IN CONNECTION WITH KBS’S SOLICITATION OF PROXIES FROM ITS FELLOW SHAREHOLDERS PRIOR TO WHITESTONE’S 2018 ANNUAL MEETING OF SHAREHOLDERS, INCLUDING WITH RESPECT TO THE ELECTION OF TRUSTEES OF WHITESTONE AND OTHER MATTERS TO BE VOTED ON BY THE SHAREHOLDERS OF WHITESTONE.
If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.
YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE KBS PARTIES FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.
KBS may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.

KBS owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others. Materials may be made available on or via the Website by third parties not within the control of KBS. It is our policy not to permit materials known by us to be infringing to remain on the Website. You should notify us promptly if you believe any materials on the Website infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act (“DMCA”), KBS will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), KBS has designated its proxy solicitor, Morrow & Co., LLC, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Website. The contact information is:
Questions?
MORROW & CO., LLC
470 West Avenue
Stamford, CT 06902
Call Toll Free: (800) 662-5200
Call Direct: (203) 658-9400
email: KBS@morrowsodali.com